Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund,

Virtus Seix Short-Term Bond Fund, Virtus Seix Total Return Bond Fund,

Virtus Seix U.S. Government Securities Ultra-Short Bond Fund,

Virtus Seix U.S. Mortgage Fund, and Virtus Seix Ultra-Short Bond Fund,

each a series of Virtus Asset Trust

Supplement dated July 16, 2021 to the Summary Prospectuses, the Virtus Asset Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated April 28, 2021, as supplemented

Important Notice to Investors

Effective January 1, 2022, James F. Keegan will be stepping down as portfolio manager for the Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund, and Virtus Seix Ultra-Short Bond Fund (the “Funds”). There will be no changes to the investment processes for the Funds, which are team oriented. The Prospectuses and SAI will be updated as appropriate up to and including at the time of the transition.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VAT 8022/Seix PM Announcement (7/2021)